================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 30, 2000
                Date of Report (Date of earliest event reported)

                                ---------------


                           PINNACLE GLOBAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

           TEXAS                        0-30066                  76-0583569
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
      of incorporation)                                     Identification No.)


5599 SAN FELIPE, SUITE 555
     HOUSTON, TEXAS                                         77056
(Address of principal executive office)                     (Zip Code)

                                 (713) 993-4610
              (Registrant's telephone number, including area code)





================================================================================

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On June 30, 2000, Blackford Securities Corporation, ("Blackford") merged into Sanders Morris Harris Inc. ("SMH"), a wholly owned subsidiary of Pinnacle Global Group, Inc. Blackford, based in Garden City, New York, specializes in providing prime brokerage services to investment partnerships and execution services to institutions, and is a member of the National Association of Securities Dealers.

The acquisition price of approximately $9,513,000 paid to the Blackford shareholders consisted of cash payments totaling $5,513,000 and the issuance of 1,000,000 shares of Pinnacle Global's common stock. The consideration was determined based on arms-length negotiations among the parties. Pinnacle Global's own capital resources were used to fund the cash portion of the acquisition price. The common stock issued in the merger had a value of approximately $4,000,000, based upon the closing price of Pinnacle Global's common stock on the Nasdaq Stock Market for the day prior to closing. The assets acquired consisted primarily of cash equivalents, trade accounts receivable and furniture and fixtures. The acquisition was accounted for using the purchase method; accordingly, the assets and liabilities of Blackford have been recorded at their estimated fair values at the date of acquisition.

As part of the acquisition, each of the former shareholders of Blackford agreed not to sell or transfer their Pinnacle Global shares until after June 30, 2001. Pinnacle also granted "piggyback" registration rights to the former owners of Blackford to include their shares issued in the merger in future registered offerings involving the company that are filed after expiration of the one-year lockup period.

In connection with the acquisition, SMH also entered into employment agreements with Arnold J. Barton, the former President of Blackford, Richard D. Grimes, the former Executive Vice President of Blackford, and Jack D. Seibald, the former Executive Vice President of Blackford.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     a. Financial Statements of Business Acquired - Blackford Securities Corporation

         It is impracticable to provide the required financial statements for Blackford as of the date of this Form 8-K. These financial statements will be filed as soon as practicable, but in no event later than September 12, 2000.

     b.  Pro Forma Information - Pinnacle Global Group, Inc. and Subsidiaries

         It is impracticable to provide the required pro forma information as of the date of this Form 8-K. This pro forma information will be filed as soon as practicable, but in no event later than September 12, 2000.

     c.  Exhibits


         EXHIBIT NO.       DESCRIPTION

             2.1           Merger Agreement dated June 30, 2000, among Pinnacle
                           Global Group, Inc., Sanders Morris Harris Inc.,
                           Blackford Securities Corporation, Arnold J. Barton,
                           Richard D. Grimes, Jack D. Seibald, Allison Weiss,
                           Deborah Weiss, Neil Lauro, and John Conlon.

              10.1         Employment Agreement dated June 30, 2000, between
                           Sanders Morris Harris, Inc. and Arnold J. Barton.

              10.2 Registration Rights Agreement dated June 30, 2000, among Pinnacle Global Group, Inc., Arnold J. Barton,
                           Richard D. Grimes, Jack D. Seibald, Allison Weiss,
                           Neil Lauro, and John Conlon.

              99.1         Press Release dated July 10, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PINNACLE GLOBAL GROUP, INC.





Date:  July 14, 2000                     By:    /s/ Robert E. Garrison II
                                            ------------------------------------
                                         Robert E. Garrison II
                                         President and Chief Executive Officer

                                INDEX TO EXHIBITS



EXHIBIT
NUMBER            DESCRIPTION

--------------------------------------------------------------------------------------------
 2.1              Merger Agreement dated June 30, 2000, among Pinnacle Global Group, Inc.,
                  Sanders Morris Harris Inc., Blackford Securities
                  Corporation, Arnold J. Barton, Richard D. Grimes,
                  Jack D. Seibald, Allison Weiss, Deborah Weiss, Neil Laura,
                  and John Conlon.

10.1              Employment Agreement dated June 30, 2000, between Sanders Morris Harris, and Arnold J. Barton.

10.2              Registration Rights Agreement dated June 30, 2000, among Pinnacle Global
                  Group, Inc., Arnold J. Barton, Richard D. Grimes, Jack D. Seibald, Allison
                  Weiss, Neil Lauro, and John Conlon.

99.1              Press Release dated July 10, 2000.